EXHIBIT 10.3


                               SECURITY AGREEMENT


      APPLIANCE RECYCLING CENTERS OF AMERICA, INC., ("Debtor") and MEDALLION CAPITAL, INC., ("Secured Party") agree:

      1. SECURITY INTEREST. Debtor grants Secured Party a security interest in
(i) the property described on the attached Schedule 1, (ii) any additions, replacements, accessions and substitutions to or for that property, and (iii) all proceeds of all of the foregoing (collectively "Collateral").

      2. OBLIGATIONS SECURED. This security interest is given to secure (i) the payment of the indebtedness described in the Note between the parties dated September 10, 1998 (the "Note") and all extensions and renewals of that indebtedness, (ii) the performance of Debtor under this Security Agreement and
(iii) the obligations of Debtor under the Loan Agreement, Warrant, Mortgages and Deed of Trust of even date hereof executed by Debtor in favor of Lender (collectively, "Obligations"), and (iii) the performance of Debtor and all other obligors under the Guaranty and the Stock Pledge Agreements ("Guarantors") attached to the Loan Agreement (collectively "Obligations").

      3. OWNERSHIP. Debtor represents and warrants that Debtor owns, and to the extent that the Collateral is to be acquired after the date hereof will own, the Collateral free from encumbrance except any encumbrances shown on the Disclosure Schedule to the Loan Agreement ("Permitted Encumbrances"). Debtor will defend the Collateral against all claims of all persons at any time claiming the Collateral or any interest in the Collateral except Secured Party and holders of Permitted Encumbrances.

      4. PERFECTION. Debtor that no Financing Statement covering the Collateral is on file in any public office except those for Permitted Encumbrances. The Collateral is and will remain personal property. Debtor will execute Financing Statements, in a form satisfactory to Secured Party, and will pay the cost of filing Financing Statements and Continuation Statements in all appropriate public offices and will deliver any subordinations or waivers of other liens deemed by Secured Party to be necessary. On demand by Secured Party, but subject to the rights of other secured parties, Debtor will deliver to Secured Party all items of Collateral in which Secured Party' security interest can be perfected by taking possession. The Secured Party will hold those items of Collateral to perfect Secured Party security interest. If those items of Collateral are held by others to perfect another security interest, the others will be considered to be holding those items also as agent for Secured Party. Debtor hereby appoints Secured Party as its attorney-in-fact to do all acts and things which Secured Party may deem necessary

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to perfect and to continue perfected the security interest created hereby and to protect and to preserve the Collateral.

      5. USE. Until default, Debtor may use the Collateral at Debtor's places of business, in any lawful manner not inconsistent with this Security Agreement, but may not transfer or encumber the Collateral except in the ordinary course of business. A transfer or encumbrance in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt or in bulk. An item of Collateral may not be leased to a third party. An item of collateral with a fair value greater than $10,000 may not be transferred unless: (i) the item is replaced with another item of equal or greater unencumbered value, or
(ii) the proceeds of the transfer are used to reduce the loan balance, or (iii) the proceeds of the transfer are used for a purpose approved in writing by the Lender.

      6. PROTECTION. Debtor, at its expense, will keep items of Collateral in good condition and will replace and repair any items of damaged or worn-out Collateral in accordance with good management practices without allowing any lien or security interest to be created on the Collateral because of such replacement or repair. Secured Party may inspect the Collateral at any reasonable time. Debtor will pay when due all taxes and assessments on the Collateral and its use and operation, and all indebtedness secured by encumbrances on the Collateral.

      7. INSURANCE. Debtor, at its expense, will insure the items of Collateral with a reliable insurance company against loss or damage by fire, theft and the perils covered by extended coverage in an amount equal to the fair market value of the Collateral with loss payable to Secured Party as its interest may appear, and will deliver to Secured Party on demand evidence of such insurance. If a loss occurs, Secured Party may make the proof of loss and the insurer shall pay the Secured Party alone. Upon destruction of substantially all the destructible items of Collateral, the proceeds will be applied to restoration of the destroyed Collateral. If the Collateral is not restored, the Secured Party may retain from the insurance proceeds and apply on the Obligations an amount equal to the unpaid balance of the Obligations, whether or not the Obligations are due.

      8. COSTS. If Debtor fails to perform any of its duties hereunder, Secured Party may, but shall not be required to, do so on Debtor's behalf. If this Security Agreement is placed in the hands of an attorney for enforcement, Debtor will pay the costs, including the reasonable actual attorneys fees, of the Secured Party incurred in enforcing this Agreement. Any amounts expended by Secured Party in performing Debtor's duties or enforcing this Security Agreement will bear interest at the maximum rate allowed by law but not to exceed 18% per year and will be payable by Debtor to Secured Party on demand.

      9. DEFAULT. Debtor will be in default under this Security Agreement and under the Obligations upon the happening of any of the following events:


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            (a) Debtor's failure to perform when due any of the terms, covenants or conditions of this Agreement and such default shall continue for a period of 30 days after written notice therof shall have been given by Secured Party to Debtor; or

            (b) The Debtor commits a Default as defined in the Loan Agreement or the Note;

            (c) Any representation or warranty made by Debtor herein is false.

      10. REMEDIES. Upon Debtor's default Secured Party may, at any time thereafter, declare any monetary Obligation due and payable and all other Obligations immediately performable in accordance with the provisions hereof and of the Loan Agreement, and will have the remedies of Secured Party under the Uniform Commercial Code. Secured Party may take possession of the Collateral with or without judicial process. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both Party. Secured Party will give Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if the notice is mailed, postage prepaid, to Debtor at least 10 days before the time of the sale or disposition.

      11. WAIVER. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement will not waive or impair any other security Secured Party may have or hereafter acquire for the Obligations, nor will the taking of any additional security waive or impair the rights granted in this Security Agreement. Secured Party may resort to any security it may have in the order it may deem proper, and may apply any payments made on any part of the Obligations to any part of the Obligations, despite any directions of Debtor to the contrary.

      12. INFORMATION. Debtor will at all reasonable times allow Secured Party and its agents, employees, attorneys or accountants to examine and inspect the Collateral and to examine, inspect and make extracts from Debtor's books and other records, and to verify under reasonable procedures directly with account debtors or by other methods accounts which are Collateral. Debtor will furnish to Secured Party upon request all documents evidencing any Collateral and any guarantees, security or other information relating thereto.

      13. BINDING EFFECT. This Security Agreement will inure to the benefit of, and bind, the Party, their personal representatives, successors and assigns, is specifically enforceable, may be executed in counterpart, is construed under the laws of Minnesota, and may be modified only in writing.


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      14. TERMINATION. This Agreement shall terminate upon payment of all obligations owed to Secured Party by the Debtor.


Dated: September 10, 1998.

DEBTOR:                                    SECURED PARTY:

APPLIANCE RECYCLING CENTERS                MEDALLION CAPITAL, INC.
OF AMERICA, INC.



BY: /s/ Edward R. Cameron                  BY: /s/ Dean R. Pickerell
    --------------------------------           ---------------------------------
    Edward R. Cameron                          Dean R. Pickerell
    President                                  Executive Vice President


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